DEPOSITS	12 Months Ended
Dec. 31, 2011
DEPOSITS

NOTE 9 - DEPOSITS

Deposits at December 31 consist of the following:

	2011	2010
Noninterest-bearing demand	$81,097,622	$75,642,197
Interest-bearing:
Demand	68,312,048	56,727,102
Money market deposits	191,540,190	122,330,785
Savings	30,787,620	31,683,368
Certificates of deposit	455,515,721	438,198,874
Total interest-bearing	746,155,579	648,940,129

Total Deposits	$827,253,201	$724,582,326

The aggregate amount of certificates of deposit in denominations of $100,000 or more at December 31, 2011, and 2010 was $236,622,465 and $232,534,791, respectively. The aggregate amount of certificates of deposit in denominations of $250,000 or more at December 31, 2011, and 2010 was $81,816,504 and $84,772,971, respectively.

At December 31, 2011, the scheduled maturities of certificates of deposit are as follows:

2012	$268,330,047
2013	103,807,688
2014	49,735,440
2015	24,207,325
2016	9,435,221
$455,515,721